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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549





                                     FORM 8-K

                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): December 24, 1998






                           UNITED HEALTHCARE CORPORATION
               (Exact name of registrant as specified in its charter)


     MINNESOTA                     1-10864                     41-1321939
(State or other jurisdiction       (Commission                (IRS Employer
   of incorporation)               File Number)             Identification No.)


         300 Opus Center, 9900 Bren Road East, Minnetonka, Minnesota 55343
                     (Address of principal executive offices)


         Registrant's telephone number, including area code: (612) 936-1300

                                         N/A
           (Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS.

     On December 24, 1998, UnitedHealth Group redeemed all of its outstanding shares of 5.75% Series A Convertible Preferred Stock at an aggregate cost to the Company of $520,125,000. The press release issued in connection with the redemption is filed as an exhibit to this Current Report on Form 8-K and its contents are incorporated herein by reference.

Item 7.   EXHIBITS

99.1 Press Release, "UnitedHealth Group Redeems Convertible Preferred Stock," dated December 24, 1998, issued by UnitedHealth Group.


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                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UNITED HEALTHCARE CORPORATION


                                   By:  /s/ David J. Lubben
                                        -----------------------------
                                        David J. Lubben
                                        General Counsel and Secretary

Date:     January 8, 1999



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                                EXHIBIT INDEX

Exhibit
Number
------------
  99.1 Press Release, "UnitedHealth Group Redeems Convertible Preferred Stock," dated December 24, 1998, issued by UnitedHealth Group.



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